SECURITIES AND EXCHANGE COMMISSION

                   Washington, D. C. 20549

                          FORM-8-K

                       Current Report
 Pursuant to Section 13 or 15(d) of the Securities Exchange
                         Act of 1934

              Date of Report:  November 27, 1996

               Commission File Number: 0-26368

                  COMPUTRON SOFTWARE, INC.
   (Exact name of registrant as specified in its charter)


                         13-2966911
             (I.R.S. Employer Identification No.)


                          Delaware
      (State or other jurisdiction of incorporation or
                        organization)

          301 Route 17 North Rutherford, New Jersey
          (Address of principal executive offices)

                            07070
                         (Zip Code)

     (Registrant's telephone number, including are code)
                         201-935-3400








ITEM 5. OTHER EVENTS

On November 27, 1996, Computron Software, Inc., announced the resignation of Andy Typaldos as an officer and director of the Company.



                          SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized in the City of Rutherford, State of New Jersey, on this 5th day of December 1996.



                       COMPUTRON SOFTWARE, INC.



                       By:  /s/ Alex W. Comandini
                       Alex W. Comandini
                       Vice President, Chief
                       Financial Officer, Treasurer
                       and Secretary (Principal
                       Financial and Accounting
                       Officer).